Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Acquisition of AVB Technologies Ltd. [Member]
$ in Thousands
Oct. 05, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 234
Other long-term assets	100
Intangible assets	972
Deferred taxes	(224)
Other long-term liabilities	(1,094)
Non-controlling interests	(320)
Goodwill	1,592
Total assets acquired net of acquired cash	$ 1,260